Exhibit 99.2

 South Plains Financial  Earnings Presentation   Second Quarter, 2020  *

 Forward-Looking Statements and Disclosures   FORWARD-LOOKING STATEMENTSThis presentation contains, and future oral and written statements of South Plains Financial, Inc. (“South Plains” or the “Company”) and City Bank may contain, statements about future events that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect South Plains’ current views with respect to, among other things, future events and South Plains’ financial performance. Any statements about South Plains’ expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, including our estimated financial results for 2020, (ii) statements of plans, objectives and expectations of South Plains or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of South Plains and City Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of South Plains and City Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, local, regional, national and international economic conditions, the extent of the impact of the COVID-19 pandemic, including the impact of actions taken by governmental and regulatory authorities in response to such pandemic, such as the Coronavirus Aid, Relief, and Economic Security Act and subsequent related legislations, and the programs established thereunder, and City Bank’s participation in such programs, volatility of the financial markets, changes in interest rates, regulatory considerations, competition and market expansion opportunities, changes in non-interest expenditures or in the anticipated benefits of such expenditures, the receipt of required regulatory approvals, changes in non-performing assets and charge-offs, changes in tax laws, current or future litigation, regulatory examinations or other legal and/or regulatory actions, the impact of any tariffs, terrorist threats and attacks, acts of war or threats thereof or other pandemics. Therefore, South Plains can give no assurance that the results contemplated in the forward-looking statements will be realized. For more information about these factors, please see South Plains’ reports filed with or furnished to the SEC, including South Plains’ most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q on file with the U.S. Securities and Exchange Commission (the “SEC”), including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Further, any forward-looking statement speaks only as of the date on which it is made and South Plains undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by law. All forward-looking statements herein are qualified by these cautionary statement.NON-GAAP FINANCIAL MEASURESManagement believes that certain non-GAAP performance measures used in this presentation provide meaningful information about underlying trends in its business and operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, SPFI’s reported results prepared in accordance with GAAP. Numbers in this presentation may not sum due to rounding.  *

 Today’s Speakers     *  Curtis C. Griffith Chairman & Chief Executive Officer  Elected to the board of directors of First State Bank of Morton, Texas, in 1972 and employed by it in 1979Elected Chairman of the First State Bank of Morton board in 1984Chairman of the Board of City Bank and the Company since 1993  Steven B. Crockett Chief Financial Officer & Treasurer  Began his career in public accounting in 1994 by serving for seven years with a local firm in Lubbock, TexasAppointed Chief Financial Officer in 2015Controller of the Bank and the Company for 14 and 5 years respectively  Cory T. Newsom President  Entire banking career with the Company focused on lending and operationsAppointed President and Chief Executive Officer of the Bank in 2008Joined the Board in 2008  Brent A. Bates City Bank’s Chief Credit Officer  Joined City Bank in February 2020Division Credit Officer for Simmons First National CorpEVP and Chief Credit Officer of Southwest Bancorp, Inc.

COVID-19 Update

Impact of COVID-19 on Our…

…Employees

- Our Business Continuity Oversight Committee monitored the spread of the COVID-19 pandemic since late January 2020
- As the pandemic escalated the Company created a **Pandemic Task Force** to implement the Company's Business Continuity Plan to ensure the safety of the Company's employees, and customers, while maintaining the operational and financial integrity:
  - Essential employees: strict protocols for employees deemed essential were adopted to ensure adequate social distancing, and all Bank facilities are receiving incremental cleaning and sanitization
  - Non-essential employees: transitioned to a work-from-home environment
- The Company also provided support for the Bank's employees who are working remotely
- No employees have been laid-off as a result of the COVID-19 pandemic

…Customers

- Lobby access limited to appointment-only, while providing essential banking services through our drive-through windows and digital platforms
- Actively working with borrowers in sectors most affected by the pandemic, and offering loan modifications
- Our relationship-driven approach holds true as the Bank's Chairman, CEO, CCO and CLO partnered with lenders to proactively address credits and assist borrowers bridge the gap until the economy begins to normalize
- Offered varying forms of loan modifications ranging from 90-day payment deferrals to 6- to 12-month interest only terms to provide borrowers relief
  - As of June 30, 2020, total loan modifications attributed to COVID-19 had increased to approximately $464 million, or 19.9%, of the Company's loan portfolio
  - Approximately 64% of the modifications were for six months of interest only

…Community

PPP Participation

- As of June 30, 2020, approximately $215 million in PPP loans had been originated for over 2,000 customers
- The Company has utilized its lines of credit with the Federal Home Loan Bank of Dallas (the "FHLB") and / or the Federal Reserve Bank of Dallas (the "FRB") to supplement funding for these loans as needed
- Helping customers access PPP loans is just one way that the Company has been helping its customers and communities during this challenging time
- The Company has also been a strong supporter of the South Plains and Permian Basin food banks, respectively; and recently increased its financial support given the challenging economic environment for so many

South Plains Financial, Inc.
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Second Quarter 2020 Highlights

Parent Company of City Bank, a leading Texas-based community bank headquartered in Lubbock, TX

25 Full Service Banking Locations, Across 7 Geographic Markets

$3.6 Billion in Total Assets as of June 30, 2020



Santa Fe
Albuquerque
New Mexico
Ruidoso
El Paso
Lubbock
Midland
Odessa
Ft. Worth
Dallas
Texas
Bryan / College Station
Austin
San Antonio
Houston
SPFI Branches (25)
655 FTE Employees

NASDAQ: SPFI 2Q'20 Highlights

- ✓ Pre-Tax, Pre-Provision income of $20.1 million, compared to $15.1 million in 1Q'20 and $8.6 million in 2Q'19
- ✓ Net Income of $5.6 million, compared to $6.1 million in 2Q'19
- ✓ Earnings per share of $0.31, compared to $0.37 in 2Q'19
- ✓ Provision for loan loss of $13.1 million, compared to $875,000 in Q2'19
- ✓ Nonperforming assets to total assets were 0.33% at June 30, 2020, compared to 0.28% at March 31, 2020 and 0.37% at June 30, 2019
- ✓ Average cost of deposits declined 69 basis points to 39 basis points, compared to 108 basis points in 2Q'19
- ✓ Net Interest Margin of 3.79%, compared to 4.13% in 1Q'20. PPP loan originations impacted NIM by 24 basis points
- ✓ Actively assisting customers in accessing the Small Business Administration's Paycheck Protection Program created under the CARES Act and have originated ~ $216 million in PPP loans
- ✓ Efficiency ratio was 63.28%, compared to 77.46% in 2Q'19
- ✓ Book value per share of $18.64, compared to $18.10 in 1Q'20

Note: Pre-tax, pre-provision incomeis a non-GAAP measure. See slide 20 for the reconciliation to GAAP

South Plains Financial, Inc.
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Covid-19 Cumulative Loan Modifications

Loan Modifications

$ In Thousands



500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
$142,406
$354,109
$431,882
$464,388
March
April
May
June
6 mo-IO
90 Day Deferral
Consumer
Mtg. Deferral
Other

2Q'20 Highlights

- ✓ The Company has taken an aggressive and proactive approach to managing credit in light of the economic uncertainty
- ✓ Most at-risk loans over $1 million have been assigned to the Chairman, CEO, CLO, or CCO for additional oversight
- ✓ Additionally, customers were offered a range of loan modifications with interest only being the preferred option by the Bank
- ✓ Through June 30, 2020, 19.9% of the Bank's portfolio has been modified with 64% being interest only
- ✓ Interest only remains the preferred loan modification as it better aligns the needs of the customer and the Bank

South Plains Financial, Inc.
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 Loan Portfolio    *  Total Loans increased $229.9 million compared to 1Q’20Loan growth was driven by origination of $215.3 million in PPP loans and $34.7 million in seasonal Ag loan fundings This growth was partially offset by $24.4 million in paydowns in non-residential consumer loans and direct energy loansClosed more than 2,000 PPP loans in the quarter2Q’20 Yield of 5.26%; a decrease of 50 bps compared to 1Q’20 excluding PPP loans  2Q’20 Highlights  Total Loans Held for Investment$ in Millions

Loan Portfolio

Portfolio Composition


Residential Construction, 4%
Other Consumer, 3%
Auto Loans, 9%
Commercial Real Estate, 28%
1-4 Family Residential, 15%
Net Loans
2Q'20: $2.3 Billion
Commercial - Specialized, 14%
Commercial - General, 27%

2Q'20 Highlights

- ✓ Commercial Real Estate includes:
  - Comm. LDC & Res. LD – 9%
  - Hospitality – 5%
- ✓ Commercial – General includes:
  - PPP – 9%
  - Owner – Occ. Rest. & Retail – 4%
- ✓ Commercial – Specialized includes:
  - Agricultural production – 6%
  - Direct energy – 3%

South Plains Financial, Inc.
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Select Loan Industry Concentration Detail

As of June 30, 2020

Direct Energy

- Total loans of $79 million
- 91% support services, 9% upstream
- Nearly 100% Permian and Palo Duro Basins
- 20% of energy sector classified
  - Zero non-accrual credits
- ALLL on energy sector is 5.7%

Energy Support Services by Type



Real Estate Secured, 16%
CD Secured, 2%
Waste Water, 6%
Compression, 40%
Exploration, 8%
Production, 28%

Hospitality

- Total loans of $115 million on operating hospitality*
- $26 million in hotels under construction
- Unfunded commitments are $24 million
- 78% of balances are to limited service hotels
- ALLL on operating hospitality is 6.8%*

* Does not include loans reported in construction and development

Hospitality by Geography



El Paso, 29%
Dallas / Ft. Worth, 20%
Permian, 20%
Amarillo, 11%
Lubbock, 8%
Other, 12%

South Plains Financial, Inc.
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 Noninterest Income    *  Noninterest Income$ in Millions  2Q’20 Highlights  Noninterest income is $24.9 million, compared to $18.9 million in 1Q’20The increase in 2Q’20 compared to 1Q’20 due to:An increase in mortgage banking activities revenue of $9.2 millionPartially offset by a $2.3 million gain on sale of securities in 1Q’20Fee income primarily driven by mortgage operations, debit card and other bank service charge income, and income from insurance, trust and investment services business

 Diversified Revenue Stream  Six Months Ended June 30, 2020    *  Total Revenues$104.4 million  Noninterest Income$43.8 million

 Net Interest Income and Margin    *  Net Interest Income & Margin$ in Millions  2Q’20 Highlights  Net interest income of $30.4 million, compared to $24.8 million in 2Q’19The increase as compared to 2Q’19 was a result of:A $429 million rise in average loans primarily from the WTSB acquisition and PPP loans This was partially offset by a decrease in overall rates in 1Q’202Q’20 NIM of 3.79%; a decrease of 34bps and 9bps, compared to 1Q’20 and 2Q’19, respectivelyPPP loan origination reduced the 2Q’20 NIM by 11bps as compared to 1Q’20

 Deposit Portfolio  *  Total Deposits$ in Millions  2Q’20 Highlights  Total Deposits increased $282 million, compared to 1Q’20The increase was largely due to organic growth and PPP loan fundings that are still on depositNoninterest-bearing deposits grew $200 million compared to 1Q’20 Noninterest-bearing deposits represented 31.9% of deposits in 2Q20, compared to 27.8% in Q1’20 and 22.5% in 2Q’19

 Credit Quality    *  2Q’20 Highlights  Credit Quality Ratios  Recorded a $13.1 million provision for loan losses in Q2’20 as compared to $6.2 million in Q1’20 due primarily to management’s conservative and cautious approach Total classified loans increased to $95 million in Q2’20 from $39 million in Q1’20 largely due to downgrades in the hotel portfolio. A majority of hotel loans are performing as agreed, including recently modified terms  Net Charge-Offs to Average Loans  ALLL to Total Loans HFI

 Investment Securities    *  2Q’20 Highlights  Investment Securities totaled $730.7 million for 2Q’20Securities decreased $4.1 million from 1Q’20All municipal bonds are in TexasAll MBS, CMO, and Asset Backed securities are U.S. Government or GSE  2Q’20 Securities Composition  $730.7mm  Securities & Cash$ in Millions

 Noninterest Expense and Efficiency  *  Noninterest Expense$ in Millions  2Q’20 Highlights  Noninterest expense for 2Q’20 increased due to an increase of $2.2 million in commissions and higher variable expenses related to strong mortgage activityPartially offset by higher expenses in 1Q’20 for data conversion expenses and purchases to upgrade equipment Management continues to focus on reducing fixed expenses to drive improved profitability  Note: Adjusted Efficiency Ratio is a non-GAAP measure. See slide 20 for the reconciliation to GAAP

Balance Sheet Growth and Development

Balance Sheet Highlights

$ in Millions



$2,777.2
$3,584.5
$1,935.7
$2,331.7
$2,281.9
$2,947.8
$291.1
$336.5
Total Assets
Total Loans HFI
Total Deposits
Total Stockholders' Equity
June 30, 2019
June 30, 2020

Tangible Book Value Per Share



$16.19
$16.47
$15.46
$16.54
$17.06
2Q19
3Q19
4Q19
1Q20
2Q20

2Q'20 Highlights

- ✓ Total Deposits were $2.9 billion as of 2Q'20, compared to $2.3 billion in 2Q'19:
  - $343 million from the assumption of deposits in the WTSB acquisition
  - Organic growth and PPP loan fundings still on deposit
- ✓ Total Loans HFI were $2.3 billion as of 2Q'20, compared to $1.9 billion in 2Q'19
  - $215 million of the increase was the result of PPP originations and $180 million net increase from the WTSB acquisition
- ✓ Tangible Book Value Per Share of $17.06 for the period ended June 30, 2020

Note: Adjusted Efficiency Ratio is a non-GAAP measure. See slide 21 for the reconciliation to GAAP

South Plains Financial, Inc.
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Strong Capital Base    *  Total Stockholders’ Equity to Total Assets Ratio  Common Equity Tier 1 Ratio  Tier 1 Capital to Average Assets Ratio  Total Capital to Risk-Weighted Assets Ratio

 Appendix  *

 Non-GAAP Financial Measures    *    As of and for the quarter ended                               June 30,2020       March 31,2019       December 31,2019       September 30,2019       June 30,2019    Efficiency Ratio                                            Noninterest expense  $  35,207     $  34,011     $  31,714     $  30,028     $  29,930                                               Net interest income     30,448        30,199        28,624        26,568        24,837  Tax equivalent yield adjustment     290        145        133        103        101  Noninterest income     24,896        18,875        16,740        14,115        13,703  Total income     55,634        49,219        45,497        40,786        38,641                                               Efficiency ratio     63.28%        69.10%        69.71%        73.62%        77.46%                                               Noninterest expense  $  35,207     $  34,011     $  31,714     $  30,028     $  29,930  Less:  net loss on sale of securities     -        -        (27)        -        -  Adjusted noninterest expense     35,207        34,011        31,687        30,028        29,930                                               Total income     55,634        49,219        45,497        40,786        38,641  Less:  net gain on sale of securities     -        (2,318)        -        -        -  Adjusted total income     55,634        46,901        45,497        40,786        38,641                                               Adjusted efficiency ratio     63.28%        72.52%        69.65%        73.62%        77.46%  Unaudited$ in Thousands  Pre-Tax, Pre-Provision Income                                            Net income  $  5,615     $  7,083     $  10,109     $  8,258     $  6,080  Income tax expense     1,389        1,746        2,645        1,977        1,655  Provision for loan losses     13,133        6,234        896        420        875                                               Pre-tax, pre-provision income  $  20,137     $  15,063      $  13,650     $  10,655     $  8,610

 Non-GAAP Financial Measures    *    As of             June 30,2020       December 31,2019    Tangible common equity                 Total common stockholders' equity  $  336,534     $  306,182  Less:  goodwill and other intangibles     (28,414)        (27,389)                    Tangible common equity  $  308,120     $  278,793                    Tangible assets                 Total assets  $  3,584,532     $  3,237,167  Less:  goodwill and other intangibles     (28,414)        (27,389)                    Tangible assets  $  3,556,118     $  3,209,778                    Shares outstanding     18,059,174        18,036,115                    Total stockholders' equity to total assets     9.39%        9.46%  Tangible common equity to tangible assets     8.66%        8.69%  Book value per share  $  18.64     $  16.98  Tangible book value per share  $  17.06     $  15.46  Unaudited$ in Thousands